Developing clinical stage small molecule therapeutics to treat hormonal and reproductive system disorders

Repros Disclaimer Any statements made by the Company that are not historical facts contained in this release are forward - looking statements that involve risks and uncertainties, including the ability to raise additional needed capital on a timely basis in order for it to continue to fund development of its Androxal ® and Proellex ® programs, have success in the clinical development of its technologies, the reliability of interim results to predict final study outcomes, and such other risks which are identified in the Company's most recent Annual Report on Form 10 - K and in any subsequent quarterly reports on Form 10 - Q. These documents are available on request from Repros Therapeutics or at www.sec.gov . Repros disclaims any intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise.

ANDROXAL Safety Review 6 June 2013

Potential Safety Issues • Clomiphene – Cataracts – Increased estrogen (opposes testosterone increase) • Testosterone – Deep Vein Thrombosis (DVTs ) – Prostate Specific Antigen (PSA) Elevation – T level above normal – Decreased sperm count (infertility) – Gynecomastia • Hypogonadism - osteopenia

ANDROXAL Safety Review 6 June 2013 ▪ Treatment Emergent Adverse Events (TEAEs) ▪ Discontinuation due to Adverse Events (DCAEs) ▪ Serious Adverse Events(SAEs) ▪ Testosterone ▪ Prostate Specific Antigen (PSA) ▪ Other Safety Issues Related to Testosterone Therapy

ANDROXAL Safety Review TOPICS STUDIES 003: Phase 3 301: Phase 3 300: long - term safety 303: bone density • Treatment Emergent Adverse Events (TEAEs) • Discontinuation due to Adverse Events (DCAEs) • Serious Adverse Events(SAEs) • Testosterone • Prostate Specific Antigen 300: long - term safety

TREATMENT EMERGENT ADVERSE EVENTS Studies 301, 300, and 303 Study 301 Study 300 Study 303 Preferred Term 12.5 mg (%) 25 mg (%) PBO (%) 12.5 mg (%) 25 mg (%) 12.5 mg (%) 25 mg (%) PBO (%) N 90 22 37 259 240 94 69 104 Any Event 28 23 24 38 44 19 39 30 Upper respiratory infection 6 5 0 6 5 4 6 5 Headache 3 9 5 5 3 1 1 2 Muscle twitch 2 0 0 0 0 0 0 0 Diarrhea 2 0 3 <1 1 2 1 0 Dyspepsia 2 0 0 1 1 0 0 0 Influenza 2 0 3 3 1 1 1 0 Lethargy 2 0 0 <1 0 0 0 0 Pollakiuria 2 0 0 1 1 0 0 0 Sinus congestion 2 0 0 <1 1 0 0 0 Data for 300 and 303 is interim and not fully monitored and validated Any event occurring in 2 or more subjects in pivotal Study 301.

DC/AEs : Studies 301, 300, 303 (green font indicates single subject) Study 301 Study 300 Study 303 Study 003 12.5 mg 25 mg PBO 12.5 mg 25 mg 12.5 mg 25 mg PBO 12.5 mg 25 mg Androgel PBO N = 90 22 37 259 240 94 69 104 47 50 48 49 Any DCAE (n = ) 0 1 1 5 1 1 2 0 1 1 5 1 PREFERR ED TERM Ocular discomf ort Nausea Abdominal pain Hot flush Erectile dysfuncti on Blood luteinising hormone increased Hemoglo bin Increase Hot flash Hematocrit Increased Edema due to cardiac disease Upper respiratory tract infection Breast enlargem ent Prostatic specific antigen increased Hypertensi on Hemoglobin Increased Hypertensi on Fatigue Erectile dysfuncti on Muscle spasms Renal function tests elevated Cellulitis Abnormal weight gain Testicular atrophy Hemoglobin Increase Change in sustained attention Hemoglobin Increase Diplopia Allergic Dermatitis Vision blurred Data for 300 and 303 are interim and not fully monitored and validated

Serious Adverse Events Reported in Studies 301, 300, and 303 ( green font indicates single subject) Study 301 Study 300 Study 303 12.5 mg 25 mg PBO 12.5 mg 25 mg 12.5 mg 25 mg PBO n 90 22 37 259 240 94 69 104 Any SAE (number of subjects) 0 0 0 2 5 0 2 Preferred Terms B radycardia K nee arthroplasty Hypotension A trial flutter S kin injury C holelithia sis N ephrolithi asis D iverticuliti s (2) deep vein thrombosis * K idney infection * DVT - Tightness in leg after 5 hour flight, treated with anticoagulants Data for 300 and 303 is interim and not fully monitored and validated

T ESTOSTERONE Study 300 at 6 - month point 0 200 400 600 800 1000 1200 Plasma Testosterone concentration TESTOSTERONE LEVELS ON LAST DAY OF DOSING (Study 300) 86% in NORMAL RANGE (300 - 1040) No excursions beyond n ormal range at 6 - months

PSA: baseline, end of treatment, follow - up Study 300 (only subjects with data after Vis 5) 0 1 2 3 4 5 6 7 PSA ( ng /mL) BASELINE VIS 3, 4, 5, ET VIS 6,7,ET

PSA • PSA elevation is NOT an Adverse Drug Reaction • PSA elevation is an expected result of testosterone increase • PSA is not a cancer marker but a normal enzyme • Elevated PSA included in package insert for Axiron • Incidence and magnitude noted in Androxal studies is not alarming and has been reviewed by a panel of experts

OTHER SAFETY ISSUES RELATED TO TESTOSTERONE THERAPY • Cataracts • Osteoporosis • Deep Vein Thrombosis

Safety Profile - Cataracts • 1) – After 4 months, nuclear cataract in left eye disappeared, cortical cataract in right eye progressed – Described as age - related progression of senile cataract • 2) – Described as having cataract after 5 months of therapy, but all entries are “0”, same as baseline.

Safety Profile - DVT • Deep Vein Thrombosis – One subject taking 12.5 mg Androxal developed a DVT after a 5 hour flight – Treated with anticoagulants to resolution • No other adverse events suggest incidence of DVT or other thrombotic events

Safety Profile – Bone Health • Hypogonadism is associated with osteopenia • Study ZA - 303 captures bone mineral density assessments via DEXA for subjects over one year of Androxal exposure • Some subjects have completed DEXA analyses after 6 months of treatment – Early data suggests that Androxal subjects are no worse than placebo subjects in study at 6 months – Subjects bone loss associated with low testosterone may be reversed • Relevant events reported in Phase 3 – 3 foot fractures, 12.5 mg Androxal 1/443 (0.2%), 25 mg Androxal 2/331 (0.6%) – 1 spinal column injury, 12.5 mg Androxal – 1 compression fracture, 12.5 mg Androxal

CONCLUSIONS • Androxal is well tolerated • Findings are consistent with known pharmacology • No new safety issues

Clinical and Regulatory Team • J.F. Wernicke, Ph.D., M.D., Chief Medical Officer – 30 years in clinical research – Ph.D. Biochemistry and MD Neurologist – Eli Lilly and Company, Clinical Research and Patient Safety • Jaye Thompson, Ph.D., Senior VP Clinical and Regulatory – Ph.D. Biostatistics – 25 years in clinical trials – Founder and President of full - service Contract Research Organization • Jennifer Wike, Director of Regulatory Affairs and Clinical Quality Assurance – 30 years in research and clinical development – 15 years with a full - service Contract Research Organization

Clinical and Regulatory Team • Jennifer Nydell, Androxal Clinical Program Director – 17 years clinical research and development – 13 years Boehringer Ingelheim • Michele Rosner, Clinical Program Director – MS Biological Chemistry and Management – 16 years clinical development – 13 years with Pfizer

Androxal Study Status Study Target Enrollment/Sites Duration Current Enrollment Top Line Results ZA 300 (Safety Study) 500 28 Sites 6 months Fully Enrolled 182 Completed Q4 2013 ZA-301 (Pivotal) 151 17 Sites 3 months Fully Enrolled Positive results on primary efficacy endpoints ZA-302 (Pivotal) 180 16 Sites 3 months Fully Enrolled 77 Completed Q4 2013 ZA-301/302 Extension (Safety Extension) At least 220 expected 13 Sites 6 months 141 Enrolled Q2 2014 ZA-303 (Safety, Bone Health) 50 Placebo, Core 100 Androxal, Core 100 Placebo 200 Androxal 13 Sites 1+ year Placebo Fully Enrolled 160 Androxal Enrolled Q2 2014 (Core study of 150 Subjects) Q3 2014 (complete study) Phase I (Qtc, Renal/Hepatic Impairment, Drug Interaction, Fed/Fasting) Varies Limited Renal / Hepatic Impairment initiating soon Q1 2014

NDA Preparations • Building team – Contracting consultants and acquiring some additional staff • Evaluating and purchasing software and hardware for electronic NDA filing • Conducting audits of key clinical sites and vendors – No findings to date jeopardize data – Completed audit of central laboratory with excellent results – Preparing sites for NDA site audits • Weekly team meetings • Begun publishing files for the NDA

NDA Timeline Q4 2013 Q1 2014 Q2 2014 Q3 2014 NDA Phase I Studies ZA-302 ZA-300 Final Safety Data for ISS ISE Pre-NDA Meeting

Projected Cash Requirements Through H1 2015 (in millions) 2014 H1 2015 Total Androxal $7.5 $0 $7.5 Proellex $8.0 $6.0 $14.0 General Corporate $8.0 $4.5 $12.5 Total Cash Required Through Androxal Approval $34.0 Assumptions: Androxal - NDA filed in mid - 2014, expected approval mid - 2015; includes FDA filing fee Proellex - Phase 3 requirements: 300 – 600 subjects treated for 6 months; 200 subjects treated for 1 year; NDA projected to be filed in 2016 General Corporate – Includes all personnel related costs, facilities, legal, accounting, patent and patent application costs and all costs related to being a public company

Financial Summary • Cash and equivalents (as of 4/1/13 - unaudited) $17.2 M • Cash runway: Q1 2014 • Current shares outstanding: 18.7 M shares – Warrants Outstanding – Series A – 877,137 (purchased in unit deal @ $2.45); Series B – 810,496 @ $2.49 exercise price.